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Pool    Public           Property Name                        First              Property City       Property        First
 ID      Loan                                              Of ADDRESS                                  State         Of ZIP
        Number
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3        84       Phoenix Place Apartments          2601 Arroyo Avenue             Dallas               TX            75219
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3        8        Hessel on the Park Apartments     1862 Valley Road               Champaign            IL            61820
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3        73       Champaign House Apartments        1500 West Kirby Avenue         Champaign            IL            61821
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3        78       Corte Linda Apartments            1630 East Baseline Road        Phoenix              AZ            85040
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3        96       Woodridge Manor Apartments        6575 West Ocotillo Road        Glendale             AZ            85301
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3        105      Emerald Point Apartments          2871 West Pioneer Dr           Irving               TX            75061
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3        68       Quail Hollow Apartments           9666 Scyene Road               Dallas               TX            75227
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3        1        Sunrise Village Apartments        301 East Sands Avenue          Las Vegas            NV            89109
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3        56       Hampton House Villas              1910 North Villa Court         Essexville           MI            48732
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3        4        Acacia Park Resort Apartments     5280 Little Mountain Drive     San Bernardino       CA            92407
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3        24       The Boardwalk Apartments          1100 County Line Road          Kansas City          KS            66103
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3        41       Crestwood Village North Apts      9191 Garrison Drive            Indianapolis         IN            46240
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3        97       Diplomat Townhouse Apartments     2700 Camp Creek Parkway        College Park         GA            30337
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3        83       565 85th Street                   565 85th Street                Brooklyn             NY            11209
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3        120      402-416 East 25th Street          402-416 East 25th Street       Brooklyn             NY            11226
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3        111      The Roosevelt Apartments          10 Roosevelt Place             Township of          NJ            07042
                                                                                   Montclair
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3        18       The Gates Apartments              299 Carmel Avenue              Marina               CA            93933
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3        98       Willow Creek Apartments           7517 Geyer Springs Road        Little Rock          AR            72209
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3        62       Esplanade Apartments              740 West Elm Street            Phoenix              AZ            85013
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3        66       Heritage Apartments               4437 East 31st Street          Tulsa                OK            74135
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3        53       Terrace Garden Apartments         7100 Hooker Street             Westminister         CO            80209
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3        125      Mount Vernon Apartments           4020 N. Meridian Avenue        Oklahoma City        OK            73116
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3        82       Regency / Bel Rose Apartments     5758 South Gallup Street       Littleton            CO            80120
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3        116      Mustang Crossing Apts I I I       1818 Mustang Drive             Richmond             TX            77469



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3        118      The Concordia Place Apartments    1230 East 38 1/2 Street        Austin               TX            78722
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3        139      Briarcliff Apartments             866-878 Briarcliff Ave.        Atlanta              GA            30306
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3        138      Jackson Manor Apartments          3000 Webb Avenue               Greenville           TX            75402
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3        140      Greenwood Apartments              808/818 Greenwood Avenue       Atlanta              GA            30308
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3        128      Claybourne Apartments             5435 Claybourne St, 7th Ward   Pittsburgh           PA            15232
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3        142      Greenhill Apartments              4221 Winterburn Avenue         Pittsburgh           PA            15206
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3        143      Velma Court Apartments            772 Greenfield Ave, 15th Ward  Pittsburgh           PA            15206
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3        64       Tri City Plaza                    3860 Dixie Highway             Saginaw              MI            48601
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3        89       The Market Place                  1425 US Route 129              Live Oak             FL            32060
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3        74       Pooler Square Shopping Center     U.S. 80 & Continental Blvd.    Pooler               GA            31322
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3        33       The Shoppes of Hinesville         103 General Screven Way        Hinesville           GA            31313
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3        5        Plaza Centro I I                  State Road P. R. #30           Caguas               PR            00625
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3        7        Builder's Square                  Plaza Centro I I - State Road  Caguas               PR            00625
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3        11       Arcadia Shopping Center           Route 31                       Arcadia              NY            14513
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3        2        1010 Massachusetts Avenue         1010 Massachusetts Avenue      Boston               MA            02128
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3        60       413 West Broadway                 413-415 West Broadway          New York             NY            10012
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3        55       Ramada Inn Allentown              1500 MacArthur Road            Whitehall            PA            18052
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3        3        Harbour Point Estates             4000 East 134th Street         Chicago              IL            60603
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3        26       Mountain Shadows Care Center      2667 West El Norte Parkway     Escondido            CA            92026
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3        35       North Country Commons             3602 N Washington St.          Stillwater           OK            74074
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3        13       Promenade At Lebanon East         NEC Route 422 and North 8th    Lebanon              PA            17046
                                                    Avenue
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3        29       Central Valley Plaza Office       3838 Camino Del Rio North      San Diego            CA            92108
                  Building
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3        88       Old Mill Business Center          2725-2845 Ore Mill Drive       Colorado Springs     CO            80905
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3        38       Williamsville Place               5395-495 Sheridan Drive        Amherst              NY            14221
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3        100      Commons of Orchard Park           3326-3356 Southwestern         Orchard Park         NY            14301
                                                    Boulevard




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3        119      Acme-Kent Plaza                   1675-1703 Kent-Ravenna Road    Franklin Township    OH            44240
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3        37       Harbor Plaza Shopping Center      1705 S. Federal Highway        Delray Beach         FL            33483
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3        77       Baileys Crossroads U-Store        5829 Seminary Road             Baileys Crossroads   VA            22041
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3        103      Stonebridge Plaza Shopping Center 3916 Portsmouth Boulevard      Chesapeake           VA            23320
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3        75       Academy Place & Times Square      5360 & 5390 N Academy Blvd     Colorado Springs     CO            80918
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3        90       West Court Ranches Apartments     4233 West Court                Flint Township       MI            48532
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3        126      St. Regis Apartments              2165 Poplar Avenue             Memphis              TN            38104
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3        124      The Broadmoor Apartments          290 South Cleveland Street     Memphis              TN            38104
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3        113      Arlington Medical Plaza           801 Road To Six Flags          Arlington            TX            76012
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3        101      Springfield Duplexes              00-115 Akin Drive (excluding 01Oklahoma City        OK            73139
                                                    & 03)
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3        43       Los Cerros Apartments             3000 Trinity Drive             Los Alamos           NM            87544
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3        76       Gold Street Apartments            3590-3810 Gold Street          Los Alamos           NM            87544
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3        12       Raphael Hotel                     325 Ward Parkway               Kansas City          MO            64112
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3        106      Westgate Apartment Complex        1243-93, 1271-91 Wicker St &   Alamogordo           NM            88310
                                                    1272-92 Municipal Dr
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3        48       Comfort Inn, East                 2930 Navarre Avenue            Oregon               OH            43616
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3        107      Cypress Hills Patio Homes         10561 Cypress Drive            Kansas City          MO            64137
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3        81       Clearview Mobile Home Park        Butte Street                   West Wendover        NV            89883
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3        102      Kash N' Karry Store No. 702       1651 S.E. U.S. Highway 19      Crystal River        FL            33610
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3        134      Kash N' Karry Store No. 886       2834 Commercial Highway        Spring Hill          FL            34606
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3        95       Kash N' Karry Store No. 891       3250 U.S. Highway 27 South     Sebring              FL            33870
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3        71       Pepper Place Apartments           601 W. Renner Road             Richardson           TX            75082
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3        141      Budget Self Storage               12 Irongate Drive              Waldorf              MD            20602
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3        19       Gottschalks                       2520 Somersville Road          Antioch              CA            94509
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3        121      Hawthorne Service Center          5060 East 62nd Street          Indianapolis         IN            46220
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3        54       15985,15866 Sturgeon Street &     15985,15866 Sturgeon Street &  Roseville and        MI            48066
                  37950 Commerce Drive              37950 Commerce Drive           Sterling Heights
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3        122      Creative Containers Warehouse     250 Artcraft Road              El Paso              TX            79932




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3        63       The Chase Apartments              1901 Eastchase Parkway         Fort Worth           TX            76120
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3        79       Century Center V                  500 Century Plaza Drive        Harris County        TX            77073
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3        16       Raphael Hotel                     201 E Delaware Place           Chicago              IL            60611
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3        104      St. Regis Apartments              1400 E. Linwood Boulevard      Kansas City          MO            64109
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3        114      Madison Avenue Building           27230 Madison Avenue           Temecula             CA            92590
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3        36       Pacific Skies Estates Mobile Home 1300 Palmetto Avenue           Pacifica             CA            94044
                  Park
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3        52       Cardinal Retirement Village       600 Fox Run Road               Findlay              OH            45840
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3        40       Crossroads Retirement Village     2469 Kimberly Parkway East     Columbus             OH            43232
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3        50       TownSquare Retirement Community   201 South Belt West            Belleville           IL            62220
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3        115      Harbor Plaza                      302 West 5th Street            San Pedro            CA            90731
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3        87       College Court Apartments          3300 South College Avenue      Bryan                TX            77801
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3        47       Britains Lane Commerce Park       1900-2182 Britains Lane and    Columbus             OH            43224
                                                    3270 Cleveland Avenue
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3        17       1411 K Street, N.W.               1411 K Street, N.W.            Washington           DC            20007
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3        57       Kay Bee Toys Store                3081 & 3083 Steinway Street    Astoria              NY            11103
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3        23       Mariposa Plaza                    18175 - 18255 Brookhurst StreetFountain Valley      CA            92708
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3        72       Park Forest Apartments            4328 SE 46th Street            Oklahoma City        OK            73135
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3        67       Quail Creek Apartments            11141 Springhollow Road        Oklahoma City        OK            73120
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3        9        Banco Mercantil Building          11 E 51st Street               New York             NY            10022
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3        6        Holiday Inn Maingate-Anaheim Hotel1850 South Harbor Boulevard    Anaheim              CA            92802
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3        59       Pioneer Mobile Home Park          1104 Wilderness Trail          Green River          WY            82935
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3        127      Frank's Nursery & Crafts #99      4703 Edgemont, Avenue          Brookhaven           PA            19015
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3        94       Frank's Nursery & Crafts #623     450 New Dorp Lane              Staten Island        NY            10306
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3        93       Frank's Nursery & Crafts #628     794 Highway 202 South          Bridgewater          NJ            08807
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3        99       Frank's Nursery & Crafts #101     1729 Deptford Center           Deptford             NJ            08096
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3        136      Frank's Nursery & Crafts #139     3725 Harry S Truman Boulevard  St. Charles          MO            63301
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3        22       Hechinger Backlick Plaza          6901 - 6981 Hechinger Drive    Springfield          VA            22151




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3        112      The Richards Building             114 State Street               Boston               MA            02109
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3        137      Frank's Nursery & Crafts #135     12253 St. Charles Rock Road    Bridgeton            MO            63044
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3        135      Frank's Nursery & Crafts #265     4630 Highway 94 North Outer    St. Peters           MO            63304
                                                    Road
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3        131      Frank's Nursery & Crafts #106     1600 South Milwaukee Avenue    Libertyville         IL            60048
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3        132      Frank's Nursery & Crafts #140     195 South Rand Road            Lake Zurich          IL            60047
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3        133      Frank's Nursery & Crafts #163     5701 East Northwest Highway    Crystal Lake         IL            60014
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3        129      Frank's Nursery & Crafts #167     1850 Irving Park Road          Schaumburg           IL            60193
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3        61       Sun Tree Park Duplexes            1112 SE 14th Street            Moore                OK            73160
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3        28       Mill Towne Center                 101-235 East Baseline Road     Tempe                AZ            85283
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3        92       Peninsula/Bricklyn Apartments     3801 Wallace, 3010 Binnicker,  Tampa                FL            33616
                                                    6901 Interbay
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3        91       Prism Plaza Office Building       4455 South Boulevard           Virginia Beach       VA            23452
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3        30       County Square                     7965-7993 Sierra Ave           Fontana              CA            92335
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3        85       Claremont Apartments              2472 Highland Road             Dallas               TX            75228
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3        123      University Gardens Apartments     4801 Oakwood Drive             Odessa               TX            79761
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3        130      South Willow Street Plaza         575 South Willow Street        Manchester           NH            03103
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3        70       Brush Meadow Apartments           1203 Lake Elmo Drive           Billings             MT            59105
- ---------------------------------------------------------------------------------------------------------------------------------
3        46       Holland Lake Place Personal Care  1219 Holland Lake Drive        Weatherford          TX            76086
                  Center
- ---------------------------------------------------------------------------------------------------------------------------------
3        109      1001 Dove Street                  1001 Dove Street               Newport Beach        CA            92660
- ---------------------------------------------------------------------------------------------------------------------------------
3        65       Cherry Plaza Shopping Center      14-120 East Fairview Avenue    Meridian             ID            83642
- ---------------------------------------------------------------------------------------------------------------------------------
3        110      Atascocita Village Mobile Home    520 Atascocita Road            Houston              TX            77396
                  Park
- ---------------------------------------------------------------------------------------------------------------------------------
3        80       Coronado Square Shopping Center   2326 Pat Booker Road           Universal City       TX            78148
- ---------------------------------------------------------------------------------------------------------------------------------
3        25       Lime Plaza Retirement Facility    400 S Florida Avenue           Lakeland             FL            33801
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3        39       Pezrow Building                   535 East Crescent Avenue       Ramsey               NJ            07446
- ---------------------------------------------------------------------------------------------------------------------------------
3        42       Classic Heights Apartments        11440 Bard Avenue              Baton Rouge          LA            70815
- ---------------------------------------------------------------------------------------------------------------------------------
3        21       32000 Aurora Road                 32000 Aurora Road              Solon                OH            44139




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3        108      Four Corners Medical Center       344 University Boulevard West  Silver Spring        MD            20901
- ---------------------------------------------------------------------------------------------------------------------------------
3        117      The Cave Creek Plaza              16872 North Cave Creek Road    Phoenix              AZ            85032
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3        34       Brandywood Apartments             6411 Spencer Highway           Pasadena             TX            77503
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3        44       The Mainridge Apartments          2600 Westridge                 Houston              TX            77054
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3        51       Westridge Garden Apartments       2501 Westridge Street          Houston              TX            77054
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3        32       Wellington House Apartments       4312 Holland Sylvania Road     Sylvania Township    OH            43623
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3        86       La Pico Plaza                     7601-7629 White Oak Ave &      Reseda               CA            91335
                                                    17703-17713 Saticoy St
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3        20       The Centre at Dover               271-299 N. Dupont Highway      Dover                DE            19901
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3        45       Hoodview Apartments               1320 Wales Drive               Killeen              TX            76542
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3        49       Squire's Landing Apartments       400 Squires Boulevard          Stillwater           OK            74074
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3        31       Foothills Shadows Apartments      3201 West Ina Road             Tucson               AZ            85741
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3        27       Hunt Club                         5600 Alexis Road               Sylvania             OH            43560
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3        58       Windjammer Apartments             6535 Dorr Street               Springfield Township OH            43615
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3        14       Rainbow Dunes Neighborhood        3405 South Rainbow Boulevard   Las Vegas            NV            89103
                  Shopping Center
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3        15       Country Creek Apartments          1702 N Jupiter Road            Garland              TX            75042
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3        69       Colonnade Apartments              2570 Sweetgum                  Beaumont             TX            77703
- ---------------------------------------------------------------------------------------------------------------------------------
3        10       Tiberon Trails Apartments         1240 52nd Street               Merrillville         IN            46410
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